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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                           LAKES ENTERTAINMENT, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                              (LAKES GAMING LOGO)

                               130 CHESHIRE LANE
                          MINNETONKA, MINNESOTA 55305

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 11, 2004

TO THE SHAREHOLDERS OF LAKES ENTERTAINMENT, INC.:

     Please take notice that the annual meeting of shareholders of Lakes Entertainment, Inc. will be held, pursuant to due call by our Board of Directors, at the Doubletree Park Place Hotel, 1500 Park Place Boulevard, Minneapolis, Minnesota 55416 at 3:00 p.m. local time on Friday, June 11, 2004, or at any adjournment or adjournments thereof, for the purpose of considering and taking appropriate action with respect to the following:

     1. The election of six directors to our Board of Directors;

     2. Amendments to the Lakes Entertainment, Inc. 1998 Stock Option and Compensation Plan that will maximize Lakes Entertainment's future tax deductions for stock option-related compensation of certain executive officers;

     3. Amendments to the Lakes Entertainment, Inc. 1998 Director Stock Option Plan that will increase the number of shares issuable under that plan from 400,000 to 500,000 shares (adjusted to reflect the Stock Split described in the attached Proxy Statement) and adjust the number of shares underlying options granted to new members of our Board of Directors;

     4. Ratification of the appointment of Deloitte & Touche LLP as independent auditors for 2004; and

     5. The transaction of any other business as may properly come before the meeting or any adjournments thereof.

     Pursuant to due action of our Board of Directors, shareholders of record on April 16, 2004, will be entitled to vote at the meeting or any adjournments thereof. Adoption of each proposal requires the affirmative vote of the holders of a majority of the shares of Lakes Entertainment's common stock present in person or represented by proxy at the annual meeting.

     A PROXY FOR THIS MEETING IS ENCLOSED HEREWITH. WE REQUEST THAT YOU FILL IN AND SIGN THE PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                          By Order of the Board of Directors

                                          /s/ TIMOTHY J. COPE
                                          Timothy J. Cope,
                                          President, Chief Financial Officer,
                                          Treasurer and Secretary
May 10, 2004

                           LAKES ENTERTAINMENT, INC.
                               130 CHESHIRE LANE
                          MINNETONKA, MINNESOTA 55305

                                PROXY STATEMENT

                   ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                 JUNE 11, 2004

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Lakes Entertainment, Inc. ("Lakes Entertainment," or the "Company") to be used at our annual meeting of shareholders to be held at the Doubletree Park Place Hotel, 1500 Park Place Boulevard, Minneapolis, Minnesota 55416 at 3:00 p.m. local time on Friday, June 11, 2004 the purpose of considering and taking appropriate action with respect to the following:

     1. The election of six directors to our Board of Directors;

     2. Amendments to the Lakes Entertainment, Inc. 1998 Stock Option and Compensation Plan that will maximize Lakes Entertainment's future tax deductions for stock option-related compensation of certain executive officers;

     3. Amendments to the Lakes Entertainment, Inc. 1998 Director Stock Option Plan that will increase the number of shares issuable under that plan from 400,000 to 500,000 shares (adjusted to reflect the Stock Split described below) and adjust the number of shares underlying options granted to new members of our Board of Directors;

     4. Ratification of the appointment of Deloitte & Touche LLP as independent auditors for 2004; and

     5. The transaction of any other business as may properly come before the meeting or any adjournments thereof.

     The approximate date on which we first sent this Proxy Statement and the accompanying proxy to our shareholders was May 10, 2004.

                       IMPACT OF TWO-FOR-ONE STOCK SPLIT

     On April 16, 2004, the Board of Directors declared a two-for-one stock split (the "Stock Split") in the form of a 100% stock dividend paid on May 3, 2004 to shareholders of record on April 26, 2004. The Stock Split was paid after the record date for the annual meeting. Therefore, except as specified, the numbers of shares and prices per share described in this Proxy Statement have not been adjusted to reflect the impact of the Stock Split.

                               PROXIES AND VOTING

     Only shareholders of record at the close of business on April 16, 2004 (the "Record Date" for the annual meeting) will be entitled to vote at the annual meeting or any adjournments thereof. There were 11,103,817 shares of our common stock outstanding on the Record Date, each of which entitles the holder thereof to one vote upon each matter to be presented at the annual meeting. A quorum, consisting of a majority of the outstanding shares of our common stock entitled to vote at the annual meeting, must be present in person or represented by proxy before action may be taken at the annual meeting.

     Each proxy returned to the Company will be voted in accordance with the instructions indicated thereon. Adoption of each proposal requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the annual meeting. Each shareholder who signs and returns a proxy in the form enclosed with this Proxy Statement may revoke the proxy at any time prior to its use by giving notice of such revocation to our Secretary in writing, in open meeting or by executing and delivering a new proxy to our Secretary. Unless so revoked, the shares represented by each proxy will be voted at the annual meeting and at any adjournments thereof. Presence at the annual meeting of a shareholder who has signed a proxy does not alone revoke that proxy.

     All shares represented by proxies will be voted for the election of the nominees for the Board of Directors named in this Proxy Statement, for the proposed amendments to the Lakes Entertainment, Inc. 1998 Stock Option and Compensation Plan, for the proposed amendments to the Lakes Entertainment, Inc. 1998 Director Stock Option Plan and for ratification of Deloitte & Touche LLP's appointment as the Company's independent auditors unless a contrary choice is specified. If any nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies which would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board of Directors. A shareholder who abstains with respect to any proposal is considered to be present and entitled to vote on such proposal and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on any proposal, shall not be considered present and entitled to vote on such proposal.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF ALL NOMINEES FOR THE BOARD OF DIRECTORS NAMED IN THIS PROXY STATEMENT, "FOR" THE PROPOSED AMENDMENTS TO THE LAKES ENTERTAINMENT, INC. 1998 STOCK OPTION AND COMPENSATION PLAN, "FOR" THE PROPOSED AMENDMENTS TO THE LAKES ENTERTAINMENT, INC. 1998 DIRECTOR STOCK OPTION PLAN AND "FOR" THE RATIFICATION OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR FISCAL 2004.

     While the Board of Directors knows of no other matters to be presented at the annual meeting or any adjournment thereof, all proxies returned to the Company will be voted on any such matter in accordance with the judgment of the proxy holders.

                       PROPOSAL FOR ELECTION OF DIRECTORS
                                 (PROPOSAL ONE)

     Our Board of Directors currently consists of six (6) directors, each of which has been nominated for re-election by the Board of Directors. If re-elected, each nominee has consented to serve as a director of the Company, to hold office until the next annual meeting of the shareholders, or until his successor is elected and shall have qualified.

     The names and ages of the nominees, and their principal occupations and tenure as directors, which are set forth below, are based upon information furnished to us by each nominee.

NAME AND AGE OF
DIRECTOR AND/OR              PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE              DIRECTOR
    NOMINEE          FOR PAST FIVE YEARS AND DIRECTORSHIPS OF PUBLIC COMPANIES       SINCE
---------------      ---------------------------------------------------------      --------
Lyle Berman         Chairman of the Board and Chief Executive Officer of Lakes
  Age 62            Entertainment, Inc. since January 1999 and Chairman of the        1998
                    Board of Directors of Grand Casinos, Inc. (the predecessor to Lakes Entertainment) from October 1991 through December of 1998. Mr. Berman served as President of Lakes
                    Entertainment from November 1999 until May 2003. Mr. Berman also serves as a governor of World Poker Tour, LLC, a
                    company in which Lakes Entertainment owns a majority
                    interest. Mr. Berman is also a director of Wilsons The
                    Leather Experts Inc. Mr. Berman served as Chief Executive
                    Officer of Rainforest Cafe, Inc. from February 1993 until
                    December 2000.
Timothy J. Cope     President of Lakes Entertainment, Inc. since May 12, 2003
  Age 52            and Chief Financial Officer, Treasurer, Secretary and a           1998
                    director of Lakes Entertainment since June 1998. Mr. Cope
                    also serves as Chief Financial Manager and a governor of
                    World Poker Tour, LLC. Mr. Cope served as an Executive Vice
                    President of Lakes Entertainment from June 1998 until May
                    11, 2003.
Morris Goldfarb     Director of Lakes Entertainment, Inc. since June 1998. Mr.
  Age 52            Goldfarb is a director, Co-Chairman of the Board and Chief        1998
                    Executive Officer of G-III Apparel Group Ltd. Mr. Goldfarb
                    has served as either the President or Vice President of
                    G-III and its predecessors since its formation in 1974.
Ronald J. Kramer    Director of Lakes Entertainment, Inc. since June 1998. Mr.
  Age 45            Kramer is President of Wynn Resorts and has been employed in      1998
                    that capacity since April 2002. Mr. Kramer previously served as a Managing Director at the investment banking firm of
                    Dresdner Kleinwort Wasserstein beginning in July 1999. From
                    February 1986 to July 1999, Mr. Kramer was the Chairman of
                    the Board and Chief Executive Officer of Ladenburg Thalmann
                    Group Inc. Mr. Kramer is also a director of Griffon
                    Corporation, New Valley Corporation Limited and Monster
                    Worldwide Inc.
Ray Moberg          Director of Lakes Entertainment, Inc. since December 2003.
  Age 55            Mr. Moberg retired from Ernst & Young in 2003 after serving       2003
                    for 33 years, including as managing partner of its Reno
                    office from 1987 until his retirement.
Neil I. Sell        Director of Lakes Entertainment, Inc. since June 1998. Since
  Age 62            1968, Mr. Sell has been engaged in the practice of law in         1998
                    Minneapolis, Minnesota with the firm of Maslon Edelman
                    Borman & Brand, LLP, which has rendered legal services to
                    Lakes Entertainment.

                             EXECUTIVE COMPENSATION

     The following table sets forth the cash and non-cash compensation for each of the last three fiscal years awarded to or earned by (i) each individual that served as our Chief Executive Officer during fiscal 2003; and (ii) each individual who served as an executive officer at the end of fiscal 2003 who received in excess of $100,000 in salary and bonus during fiscal 2003 (the Chief Executive Officer and the other executive officers are collectively referred to herein as the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                      ANNUAL COMPENSATION
                                           -----------------------------------------
                                                                      OTHER ANNUAL         ALL OTHER
NAME AND PRINCIPAL POSITION         YEAR   SALARY($)(1)   BONUS($)   COMPENSATION($)   COMPENSATION($)(3)
---------------------------         ----   ------------   --------   ---------------   ------------------
Lyle Berman.......................  2003      400,000     100,000         63,179(2)          10,742
  Chairman, Chief Executive
     Officer                        2002      400,000           0        101,204(2)          10,707
                                    2001      400,000           0(4)           0              9,507
Timothy J. Cope...................  2003      250,000     100,000              0              8,861
  President, Chief Financial
     Officer,                       2002      250,000      50,000              0              8,813
  Treasurer and Secretary           2001      250,000      50,000(4)           0              7,469
Joseph Galvin.....................  2003      225,000           0              0              9,811
  Chief Operating Officer and       2002      225,000           0              0              9,775
  Executive Vice President          2001      225,000           0(4)           0              8,575

---------------

(1) Includes cash compensation deferred at the election of the executive officer under the terms of the Company's 401(k) Savings Incentive Plan.

(2) Amount represents the value of personal use of the Company's corporate jet based upon the Standard Industry Fare Level (SIFL) rates as published by the United States Department of Transportation for the period from July 1 to December 31 of 2002 or 2003, as applicable.

(3) Amounts shown in this column represent matching contributions by the Company under the Company's 401(k) Savings Incentive Plan and payment by the Company of term life insurance premiums.

(4) Represents bonus amount paid (if any) in 2002 based on fiscal 2001.

            AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR AND
                         FISCAL YEAR END OPTION VALUES

     The following table summarizes information with respect to options held by the Named Executive Officers, and the value of the options held by such persons at the end of fiscal 2003.

                                                           NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                             SHARES                       OPTIONS AT FY-END(#)(1)           AT FY-END($)(2)
                          ACQUIRED ON        VALUE      ---------------------------   ---------------------------
NAME                     EXERCISE(#)(1)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                     --------------   -----------   -----------   -------------   -----------   -------------
Lyle Berman............         --            N/A         650,000        100,000       3,812,300       700,500
Timothy J. Cope........         --            N/A         190,000         40,000       1,248,800       280,200
Joseph Galvin..........         --            N/A         189,250         40,000       1,153,515       257,700

---------------

(1) Share amounts do not reflect the adjustments automatically taken as a result of the Stock Split.

(2) The closing sale price of the Company's common stock on December 26, 2003, the last trading day prior to the end of the Company's fiscal year, was $15.38.

EMPLOYMENT AGREEMENTS

     Effective February 21, 2002, we entered into an executive employment agreement for an indefinite term with each of Timothy J. Cope, our President, Chief Financial Officer, Treasurer and Secretary, and Joseph Galvin, our Chief Operating Officer and Executive Vice President, each subject to early termination by either party for any reason or no reason. The employment agreements provide for annual base salaries of $250,000 and $225,000 to Messrs. Cope and Galvin, respectively, or such higher amount as determined by our Board of Directors. In addition, we pay each executive an additional $600 per month to cover travel and other expenses and provide the executives with customary benefits. The employment agreements provide that if we terminate either executive without "cause" or if either executive resigns for "good reason," such executive will continue to receive his base salary and the two-year average of his average of his bonus/incentive compensation for a period of twelve months. If such termination occurs within two years following a "change of control," as defined in the employment agreements, the executive will instead be entitled to a lump-sum severance payment equal to twice his annual base salary and bonus/incentive compensation along with insurance costs, 401k matching contributions and certain other benefits. In either case, all options to purchase shares of our common stock held by the executive at the time of his termination will immediately vest in their entirety and remain exercisable for a period of two years thereafter. The employment agreements provide that neither executive will compete with us for two years after the termination of his employment.

     We have not entered into employment agreements with any of our other executive officers.

DIRECTOR COMPENSATION

     We pay an annual fee of $24,000 to each of our directors who is not otherwise employed by us or our subsidiaries (a "Non-Employee Director"). We also pay each Non-Employee Director a fee of $1,000 for each meeting of the Board of Directors attended and $1,000 for each committee meeting of the Board of Directors attended. We also pay the Chairman of our Audit Committee an additional annual fee of $3,000 for serving in such capacity.

     In addition, the Lakes Entertainment, Inc. 1998 Director Stock Option Plan (the "Director Plan") provides that each Non-Employee Director who was in office at the time of our inception, and each subsequent Non-Employee Director at the time of his or her initial election to the Board of Directors, receives a non-qualified stock option to purchase up to 12,500 shares of our common stock at an option exercise price equal to the fair market value of the shares on the grant date. Each option will have a ten-year term and will generally become exercisable in five equal installments commencing on the first anniversary of the grant date. If the proposed amendments to the Director Plan are approved by our shareholders at the annual meeting (see Proposal Three below), the number of shares subject to this initial stock option grant will increase to 25,000 to adjust the grant for the Stock Split.

     In addition to the initial option grants, Non-Employee Directors may be granted, at the discretion of the Board of Directors, additional options to purchase our common stock. These additional options, if granted, will contain such terms and provisions as the Board of Directors determines at the time of the grant. In addition to the 12,500 share option granted to Mr. Moberg upon his appointment to the Board of Directors in December 2003, the Board made an additional 17,500 share discretionary option grant to Mr. Moberg upon such appointment. These options have an exercise price equal to the fair market value of our common stock on the date of grant. Directors who are also our employees or employees of our subsidiaries receive no options for their services as directors.

EXECUTIVE OFFICERS OF LAKES ENTERTAINMENT

NAME                          AGE               POSITION(S) WITH LAKES ENTERTAINMENT
----                          ---               ------------------------------------
Lyle Berman.................  62    See "Proposal for Election of Directors" -- above.
Timothy J. Cope.............  52    See "Proposal for Election of Directors" -- above.
Joseph Galvin...............  65    Chief Operating Officer of Lakes Entertainment, Inc. since
                                    January 1999, Executive Vice President since June 2, 2003, and Chief Administrative Officer of Grand Casinos, Inc. from
                                    November 1996 through December 1998, and prior thereto, Vice
                                    President of Security of Grand.

STOCK PERFORMANCE GRAPH

     The Securities and Exchange Commission requires that we include in this Proxy Statement a line-graph presentation comparing cumulative, five-year shareholders' returns (based on appreciation of the market price of our common stock) on an indexed basis with (i) a broad equity market index and (ii) an appropriate published industry or line-of-business index, a peer group index constructed by us, or issuers with similar market capitalizations. The following presentation compares our common stock price during the period from January 4, 1999, to December 31, 2003, to the NASDAQ Stock Market and the Russell 2000 Index.

     We do not feel that we can reasonably identify a peer group and we believe there is no published industry or line-of-business index that provides a meaningful comparison of shareholder returns. Therefore, we have elected to use the Russell 2000 Index in compiling our stock performance graph because we believe the Russell 2000 Index provides a better comparison of shareholder returns for companies with market capitalizations similar to that of ours.

     The presentation assumes that the value of an investment in each of our common stock, the NASDAQ Stock Market and the Russell 2000 index was $100 on January 4, 1999, and that dividends paid were reinvested in the same security.

                    COMPARISON OF FIVE YEAR CUMULATIVE TOTAL
                  RETURN* AMONG LAKES ENTERTAINMENT, INC., THE
                        NASDAQ STOCK MARKET (U.S.) INDEX
                           AND THE RUSSELL 2000 INDEX

                              [PERFORMANCE GRAPH]

                                                                    Cumulative Total Return
                                 1/99     6/99    12/99     6/00    12/00     6/01    12/01     6/02    12/02    6/03    12/03
 Lakes Entertainment, Inc       100.00   130.60    94.78   105.97   111.94    88.36    74.03    80.72   64.47    95.39   192.84
 Nasdaq Stock Market (U.S.)     100.00   121.76   184.27   180.00   111.13    97.80    88.21    66.62   60.99    73.97    91.18
 Russell 2000                   100.00   109.45   121.44   125.13   117.77   125.85   120.70   115.03   95.98   113.14   141.33

* $100 Invested on 1/4/99 in stock or index -- including reinvestment of dividends.
  Prices have not been adjusted to reflect the Stock Split.

                             PROPOSAL TO AMEND THE
                    1998 STOCK OPTION AND COMPENSATION PLAN
                                 (PROPOSAL TWO)

     In April 2004, our Board of Directors approved amendments to the Lakes Entertainment, Inc. 1998 Stock Option and Compensation Plan (the "Employee Plan"), subject to approval by our shareholders at the annual meeting. These proposed amendments are identified below under the heading "Proposed Amendments to Employee Plan."

     Immediately below is a summary of the Employee Plan, as currently adopted, and a discussion of the federal income tax consequences of the issuance and exercise of options under the Employee Plan to recipients and to the Company. This summary of the Employee Plan is qualified entirely by reference to the complete text of the Employee Plan, a copy of which is attached as Appendix A to this Proxy Statement.

SUMMARY OF THE EMPLOYEE PLAN

     General. The purpose of the Employee Plan is to increase shareholder value and to advance the interests of Lakes Entertainment, Inc. by furnishing a variety of economic incentives ("Incentives") designed to attract, retain and motivate employees of Lakes Entertainment.

     The Employee Plan currently provides that a committee (the "Committee") composed of at least two non-interested members of the board of directors of Lakes Entertainment, Inc. may grant Incentives to employees in the following forms: (a) stock options; (b) stock appreciation rights; (c) stock awards; (d) restricted stock; (e) performance shares; and (f) cash awards. Incentives may be granted only to our employees (including our officers and directors, but excluding directors who are not also employees or consultants) selected from time to time by the Committee.

     On the Record Date, the maximum number of shares of our common stock that could be issued under the Employee Plan was 2,500,000 shares (subject to adjustment in the event of a merger, recapitalization or other corporate restructuring), which represented approximately 22.5% of the then outstanding shares of our common stock. As of the Record Date, there were outstanding options to purchase 2,049,200 shares under the Employee Plan. On May 3, 2004, as a result of the Stock Split, the maximum number of shares of our common stock that could be issued under the Employee Plan was automatically increased to 5,000,000 shares and the number of outstanding options was increased to 4,098,400.

     Stock Options. Under the Employee Plan, the Committee may grant non-qualified and incentive stock options to eligible employees to purchase shares of common stock from us. The Employee Plan confers on the Committee discretion, with respect to any such stock option, to determine the number and purchase price of the shares subject to the option, the term of each option and the time or times during its term when the option becomes exercisable. The purchase price for incentive stock options may not be less than the fair market value of the shares subject to the option on the date of grant. The number of shares subject to an option will be reduced proportionately to the extent that the optionee exercises a related Stock Appreciation Right ("SAR"). The term of a non-qualified option may not exceed 10 years and one day from the date of grant and the term of an incentive stock option may not exceed 10 years from the date of grant. Any option shall become immediately exercisable in the event of specified changes in corporate ownership or control. The Committee may accelerate the exercisability of any option or may determine to cancel stock options in order to make a participant eligible for the grant of an option at a lower price. The Committee may approve a redemption of an unexercised stock option for the difference between the exercise price and the fair market value of the shares covered by such option.

     The option price may be paid in cash, check, bank draft or by delivery of shares of common stock valued at their fair market value at the time of exercise or by withholding from the shares issuable upon exercise of the option shares of common stock valued at their fair market value or as otherwise authorized by the Committee.

     In the event that an optionee ceases to be an employee of ours or of any subsidiary for any reason, including death, any stock option or unexercised portion thereof which was otherwise exercisable on the date of termination of employment shall expire at the time or times established by the Committee.

     Stock Appreciation Rights. A stock appreciation right, or a "SAR," is a right to receive, without payment, a number of shares, cash or any combination thereof, the amount of which is determined pursuant to the formula described below. A SAR may be granted with respect to any stock option granted under the Employee Plan, or alone, without reference to any stock option. A SAR granted with respect to a stock option may be granted concurrently with the grant of such option or at such later time as determined by the Committee and as to all or any portion of the shares subject to the option.

     The Employee Plan confers on the Committee discretion to determine the number of shares as to which a SAR will relate as well as the duration and exercisability of a SAR. In the case of a SAR granted with respect to a stock option, the number of shares of common stock to which the SAR pertains will be reduced in the same proportion that the holder exercises the related option. The term of a SAR may not exceed ten years and one day from the date of grant. Unless otherwise provided by the Committee, a SAR will be exercisable for the same time period as the stock option to which it relates is exercisable and will become immediately exercisable in the event of specified changes in corporate ownership or control. The Committee may accelerate the exercisability of any SAR.

     Upon exercise of a SAR, the holder is entitled to receive an amount which is equal to the aggregate amount of the appreciation in the shares of common stock as to which the SAR is exercised. For this purpose, the "appreciation" in the shares consists of the amount by which the fair market value of the shares of common stock on the exercise date exceeds (a) in the case of a SAR related to a stock option, the exercise price of the shares under the option or (b) in the case of a SAR granted alone, without reference to a related stock option, an amount determined by the Committee at the time of grant. The Committee may pay the amount of this appreciation to the holder of the SAR by the delivery of common stock, cash, or any combination of common stock and cash.

     Restricted Stock. Restricted stock consists of the sale or transfer to an eligible employee of one or more shares of common stock which are subject to restrictions on their sale or other transfer by the employee. The price at which restricted stock will be sold will be determined by the Committee, and it may vary from time to time and among employees and may be less than the fair market value of the shares at the date of sale. All shares of restricted stock will be subject to such restrictions as the Committee may determine. Subject to these restrictions and the other requirements of the Employee Plan, a participant receiving restricted stock shall have all of the rights of a shareholder as to those shares.

     Stock Awards. Stock awards consist of the transfer to an eligible employee of shares of common stock, without payment, as additional compensation for services rendered to us. The number of shares transferred pursuant to any stock award will be determined by the Committee.

     Performance Shares. Performance shares consist of the grant to an eligible employee of a contingent right to receive cash or payment of shares of common stock. The performance shares shall be paid in shares of common stock to the extent performance objectives set forth in the grant are achieved. The number of shares granted and the performance criteria will be determined by the Committee.

     Cash Awards. A cash award consists of a monetary payment made to an eligible employee as additional compensation for services rendered to us. Payment may depend on the achievement of specified performance objectives. The amount of any monetary payment constituting a cash award shall be determined by the Committee.

     Non-transferability of Most Incentives. No stock option, SAR, performance share or restricted stock granted under the Employee Plan will be transferable by its holder, except in the event of the holder's death, by will or the laws of descent and distribution. During an employee's lifetime, an Incentive may be exercised only by him or her or by his or her guardian or legal representative.

     Amendment of the Employee Plan. Our Board of Directors may amend or discontinue the Employee Plan at any time. However, no such amendment or discontinuance may, subject to adjustment in the event of a merger, recapitalization, or other corporate restructuring, (a) change or impair, without the consent of the recipient thereof, an Incentive previously granted,
(b) materially increase the maximum number of shares of our common stock which may be issued to all employees under the Employee Plan, (c) materially change or expand the types of Incentives that may be granted under the Employee Plan, (d) materially modify the requirements as to eligibility for participation in the Employee Plan, or (e) materially increase the benefits accruing to participants. Certain Employee Plan amendments require shareholder approval, including amendments which would materially increase benefits accruing to participants, increase the number of securities issuable under the Employee Plan, or change the requirements for eligibility under the Employee Plan.

     Federal Income Tax Consequences. The following discussion sets forth certain United States income tax considerations in connection with any Incentives granted under the Employee Plan. These tax considerations are stated in general terms and are based on the Code and judicial and administrative interpretations thereof. This discussion does not address state or local tax considerations with respect to the receipt, exercise or ownership of such Incentives. Moreover, the tax considerations relevant to receipt, exercise or ownership of such Incentives common stock may vary depending on a holder's particular status. We urge you to consult your individual tax advisor(s) with respect to any questions you may have regarding the federal income tax consequences discussed below, as well as any state and local tax consequences.

     Under existing federal income tax provisions, an employee who receives a stock option or performance shares or a SAR under the Employee Plan or who purchases or receives shares of restricted stock under the Employee Plan which are subject to restrictions which create a "substantial risk of forfeiture" (within the meaning of section 83 of the Code) will not normally realize any income, nor will we normally receive any deduction for federal income tax purposes in the year such Incentive is granted. An employee who receives a stock award under the Employee Plan consisting of shares of common stock will realize ordinary income in the year of the award in an amount equal to the fair market value of the shares of common stock covered by the award on the date it is made, and we will be entitled to a deduction equal to the amount the employee is required to treat as ordinary income. An employee who receives a cash award will realize ordinary income in the year the award is paid equal to the amount thereof, and the amount of the cash will be deductible by us.

     When a non-qualified stock option granted pursuant to the Employee Plan is exercised, the employee will realize ordinary income measured by the difference between the aggregate purchase price of the shares of common stock as to which the option is exercised and the aggregate fair market value of shares of the common stock on the exercise date, and we will be entitled to a deduction in the year the option is exercised equal to the amount the employee is required to treat as ordinary income.

     Options which qualify as incentive stock options are entitled to special tax treatment. Under existing federal income tax law, if shares purchased pursuant to the exercise of such an option are not disposed of by the optionee within two years from the date of granting of the option or within one year after the transfer of the shares to the optionee, whichever is longer, then (i) no income will be recognized to the optionee upon the exercise of the option;
(ii) any gain or loss will be recognized to the optionee only upon ultimate disposition of the shares and, assuming the shares constitute capital assets in the optionee's hands, will be treated as long-term capital gain or loss; (iii) the optionee's basis in the shares purchased will be equal to the amount of cash paid for such shares; and (iv) we will not be entitled to a federal income tax deduction in connection with the exercise of the option. We understand that the difference between the option price and the fair market value of the shares acquired upon exercise of an incentive stock option will be treated as an "item of tax preference" for purposes of the alternative minimum tax. In addition, incentive stock options exercised more than three months after retirement are treated as non-qualified options.

     We further understand that if the optionee disposes of the shares acquired by exercise of an incentive stock option before the expiration of the holding period described above, the optionee must treat as ordinary income in the year of that disposition an amount equal to the difference between the optionee's basis in the shares and the lesser of the fair market value of the shares on the date of exercise or the selling price. In addition, we will be entitled to a deduction equal to the amount the employee is required to treat as ordinary income.

     If the exercise price of an option is paid by surrender of previously owned shares, the basis of the shares received in replacement of the previously owned shares is carried over. If the option is a non-qualified option, the gain recognized on exercise is added to the basis. If the option is an incentive stock option, the optionee will recognize gain if the shares surrendered were acquired through the exercise of an incentive stock option and have not been held for the applicable holding period. This gain will be added to the basis of the shares received in replacement of the previously owned shares.

     When a stock appreciation right granted pursuant to the Employee Plan is exercised, the employee will realize ordinary income in the year the right is exercised equal to the value of the appreciation which he is entitled to receive pursuant to the formula described above, and we will be entitled to a deduction in the same year and in the same amount.

     An employee who receives restricted stock or performance shares subject to restrictions which create a "substantial risk of forfeiture" (within the meaning of section 83 of the Code) will normally realize taxable income on the date the shares become transferable or no longer subject to substantial risk of forfeiture or on the date of their earlier disposition. The amount of such taxable income will be equal to the amount by which the fair market value of the shares of common stock on the date such restrictions lapse (or any earlier date on which the shares are disposed of) exceeds their purchase price, if any. An employee may elect, however, to include in income in the year of purchase or grant the excess of the fair market value of the shares of common stock (without regard to any restrictions) on the date of purchase or grant over its purchase price. We will be entitled to a deduction for compensation paid in the same year and in the same amount as income is realized by the employee.

PROPOSED AMENDMENTS TO EMPLOYEE PLAN

     If approved by our shareholders at the annual meeting, the proposed amendments to the Employee Plan will (i) limit the number of shares subject to options that may be granted to any individual under the Employee Plan in a single fiscal year to 500,000 shares (adjusted to reflect the Stock Split); and
(ii) require that the Committee (as defined below) administering the Employee Plan be composed solely of outside directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. Shareholder approval of these amendments to the Plan will enable us to maximize the deductibility of compensation of our executive officers upon exercise of their future stock option grants under the Employee Plan.

                             PROPOSAL TO AMEND THE
                        1998 DIRECTOR STOCK OPTION PLAN
                                (PROPOSAL THREE)

     In April 2004, our Board of Directors approved amendments to the Lakes Entertainment, Inc. 1998 Director Stock Option Plan (the "Director Plan"), subject to approval by our shareholders at the annual meeting. These proposed amendments are identified below under the heading "Proposed Amendments to the Director Plans".

     Immediately below is a summary of the Director Plan, as currently adopted, and a discussion of the federal income tax consequences of the issuance and exercise of options under the Director Plan to recipients and to the Company. This summary of the Director Plan is qualified entirely by reference to the complete text of the Director Plan, a copy of which is attached as Appendix B to this Proxy Statement.

SUMMARY OF THE DIRECTOR PLAN

     General. The purpose of the Director Plan is to advance the interests of our shareholders by encouraging increased share ownership by members of our Board of Directors who are not our employees or employees of our subsidiaries, in order to promote long-term shareholder value through continued ownership of our stock.

     On the Record Date, the maximum number of shares of common stock that could be issued under the Director Plan was 200,000 shares (subject to adjustment in the event of a merger, recapitalization or other corporate restructuring) which represented approximately 1.8% of the then outstanding shares of our common stock. As of the Record Date, there were outstanding options to purchase 138,500 shares under the Director Plan. As a result of the Stock Split, on May 3, 2004, the maximum number of shares of our common stock that could be issued under the Director Plan was automatically increased to 400,000 shares and the number of outstanding options was increased to 277,000. If approved by our shareholders at the annual meeting, the number of shares of common stock reserved for issuance under the Director Plan will be increased from 400,000 to 500,000. The Director Plan has a ten-year term and is be administered by our Board of Directors.

     Stock Options. The Director Plan provides that each director who is not an employee of Lakes Entertainment or one of our subsidiaries (a "Non-Employee Director") that was in office at the time that the Director Plan was initially adopted, and each subsequent Non-Employee Director at the time of his or her initial election to the Board, will receive a non-qualified stock option to purchase up to 12,500 shares of our common stock at an option exercise price equal to the fair market value of the shares on the date of grant. Each option granted under the Director Plan will have a ten-year term and will generally become exercisable in five equal installments commencing on the first anniversary of the grant date.

     In addition to the initial option grant, Non-Employee Directors and former Non-Employee Directors may be granted, at the discretion of our Board of Directors, additional options to purchase shares of our common stock. Such options will contain such terms and provisions as our Board of Directors determines at the time of each grant. However, the option price will always be equal to the Fair Market Value (as defined in the Director Plan) on the date the option is granted.

     We will receive no consideration upon the grant of options under the Director Plan. The exercise price of an option must be paid in full upon exercise. Payment may be made in cash, check or, in whole or in part, in shares of our common stock already owned by the person exercising the option, valued at fair market value.

     Amendment of the Director Plan. The Director Plan may be amended at any time, and from time to time, by our Board of Directors as the Board deems advisable. However, no amendment to the Director Plan will become effective without shareholder approval if such shareholder approval is required by law, rule or regulation, and in no event will the Director Plan be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules thereunder. No amendment of the Director Plan may be made if the amendment would materially affect any right of a participant with respect to any option theretofore granted without such optionee's or participant's written consent.

     Federal Income Tax Consequences. Under current law, the federal income tax consequences to Non-Employee Directors and to us under the Director Plan should generally be as follows: A director to whom a non-qualified stock option is granted will not recognize income at the time of grant of such option. When a director exercises the stock option, the director will recognize ordinary compensation income equal to the difference, if any, between the exercise price paid and the fair market value, as of the date of option exercise, of the shares the director receives. The tax basis of such shares to the director will equal the exercise price paid plus the amount includable in the director's gross income as compensation, and the director's holding period for such shares will commence on the day on which the director recognizes taxable income in respect of such shares. Subject to applicable provisions of the Internal Revenue Code of 1986, as amended, we will generally be entitled to a federal income tax deduction in respect of non-qualified stock options in an amount equal to the ordinary compensation income recognized by the director as described above.

     The discussion set forth above does not purport to be a complete analysis of the potential tax consequences relevant to recipients of options or to us or to describe tax consequences based on particular circumstances. It is based on federal income tax law and interpretational authorities as of the date of this Proxy Statement, which are subject to change at any time.

PROPOSED AMENDMENT TO THE DIRECTOR PLAN

     If approved by our shareholders at the annual meeting, the proposed amendments to the Director Plan will increase the number of shares of common stock that may be issued under the Director Plan from 400,000 to 500,000 shares (adjusted to reflect the Stock Split). In addition, the Director Plan will adjust the number of shares subject to the stock option granted to new directors upon joining the Board of Directors from 12,500 to 25,000 to reflect the Stock Split. The amendment will also provide that similar adjustments be made automatically upon the occurrence of future stock splits, stock dividends, consolidations, recapitalizations or other similar events.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

     We maintain the Employee Plan and the Director Plan, which were approved to grant up to a maximum of 2,500,000 shares and 200,000 shares of common stock, respectively, as of the end of fiscal 2003. The maximum number of shares that the Employee Plan and the Director Plan were approved to grant increased automatically to 5,000,000 shares and 400,000 shares, respectively, as a result of the Stock Split. If proposal three is approved by our shareholders at the annual meeting, the maximum number of shares of common stock issuable under the Director Plan will be further increased from 400,000 to 500,000.

     The Employee Plan is designed to integrate compensation of our executives (including officers and directors but excluding directors who are not also full-time employees) with our long-term interests and those of our shareholders and to assist in the retention of executives and other key personnel. Under the Director Plan, we may issue equity awards to members of our Board of Directors who are not also our employees or employees of our subsidiaries. The Employee Plan and the Director Plan have each been approved by our shareholders.

     In connection with our establishment as a public corporation, which occurred pursuant to a distribution of our common stock to the then shareholders of Grand Casinos, Inc. (the "Distribution"), we issued options to purchase our common stock to the holders of then-outstanding options to purchase common stock of Grand Casinos. These Distribution-related options were treated as awards granted outside of the Employee Plan and the Director Plan, and we did not seek shareholder approval for the Distribution-related option grants apart from the approval obtained from the shareholders of Grand Casinos for the overall public distribution of our common stock.

     The following table sets forth certain information as of December 28, 2003 with respect to the Employee Plan, the Director Plan and the options related to the Distribution:

                                                                                             NUMBER OF
                                                                                             SECURITIES
                                                                                             REMAINING
                                                                                           AVAILABLE FOR
                                                 NUMBER OF                                FUTURE ISSUANCES
                                             SECURITIES TO BE                               UNDER EQUITY
                                                ISSUED UPON        WEIGHTED-AVERAGE         COMPENSATION
                                                EXERCISE OF        EXERCISE PRICE OF      PLANS (EXCLUDING
                                            OUTSTANDING OPTIONS   OUTSTANDING OPTIONS   SECURITIES REFLECTED
PLAN CATEGORY                                     (A)(1)                (B)(1)           IN COLUMN (A))(1)
-------------                               -------------------   -------------------   --------------------
Equity Compensation Plans Approved By
  Security Holders:
  1998 Stock Option and Compensation
     Plan.................................       1,549,600              $ 8.40                873,400
  1998 Director Stock Option Plan.........         162,500              $ 9.14                 37,500
                                                 ---------              ------                -------
  Total:..................................       1,712,100              $ 8.47                910,900
Equity Compensation Plans Not Approved By
  Security Holders:
  Distribution-related Stock Options......         451,201              $11.12                      0
                                                 ---------              ------                -------
TOTAL:....................................       2,163,301              $ 9.02                910.900
                                                 =========              ======                =======

---------------

(1) Share amounts and option exercise prices do not reflect the adjustments automatically taken as a result of the Stock Split.

                     PROPOSAL TO RATIFY THE APPOINTMENT OF
                              INDEPENDENT AUDITORS
                                (PROPOSAL FOUR)

     Our Board of Directors and management are committed to the quality, integrity and transparency of our financial reports. Independent auditors play an important part in our system of financial control. In accordance with the duties set forth in its written charter, the Audit Committee of our Board of Directors has appointed Deloitte & Touche as our independent auditors for the 2004 fiscal year. Although it is not required to do so, the Audit Committee and the full Board of Directors wishes to submit the appointment of Deloitte & Touche for shareholder ratification at the annual meeting. Representatives of Deloitte & Touche are expected to be present at the annual meeting to answer your questions and to make a statement if they desire to do so.

     If the shareholders do not ratify the appointment of Deloitte & Touche, the Audit Committee may reconsider its selection, but is not required to do so. Notwithstanding the proposed ratification of the appointment of Deloitte & Touche by the shareholders, the Audit Committee, in its discretion, may direct the appointment of new independent auditors at any time during the year without notice to, or the consent of, the shareholders, if the Audit Committee determines that such a change would be in our best interests and the best interests of our shareholders.

                                 OTHER MATTERS

BOARD OF DIRECTORS AND COMMITTEES

     Board of Directors

     Our Board of Directors is currently comprised of six members, each of which is identified under Proposal 1 ("Election of Directors"). The following directors, which constitute a majority of the Board of Directors, are "independent directors" as such term is defined in Section 4200(a)(15) of National Association of Securities Dealers' listing standards: Morris Goldfarb, Ronald J. Kramer, Ray Moberg and Neil I. Sell. The Board of Directors held nine meetings during the fiscal year ended December 28, 2003, and took action by written action in lieu of a meeting two times. The Board of Directors has established an audit committee, a nominating committee and a compensation committee.

     None of our directors attended fewer than 75 percent of the aggregate of
(i) the total number of meetings of the Board of Directors held during fiscal 2003, and (ii) the total number of meetings held by all committees of the Board on which he served. While not required, we encourage all members of our Board of Directors to attend our annual shareholders' meetings. At our 2003 annual shareholders' meeting held on June 2, 2003, three of the five directors serving on our Board as of the meeting date were in attendance.

     Audit Committee of the Board of Directors

     The Board of Directors has established a four member audit committee that consists of Messrs. Morris Goldfarb, Ronald J. Kramer, Neil Sell and Ray Moberg who is the chairperson of the audit committee. Commencing on the date of the Annual Meeting, Mr. Sell will no longer serve on the Audit Committee. The audit committee operates under a written charter adopted by the Board of Directors, which charter was attached as Appendix C to the proxy statement for our Annual Meeting of Shareholders held June 2, 2003. The primary functions of the audit committee are (i) to serve as an independent and objective party to monitor our financial reporting process and internal control system, (ii) to review and appraise the audit efforts of our independent auditors, and (iii) to provide an open avenue of communication among the independent auditors, financial and senior management and the Board of Directors. The charter also requires that the audit committee (or designated members of the audit committee) review and pre-approve the performance of all audit and non-audit accounting services to be performed by our independent auditors, other than certain de minimus exceptions permitted by Section 202 of the Sarbanes-Oxley Act of 2002. The audit committee held seven meetings during the fiscal year ended December 28, 2003.

     The Board of Directors has determined that at least one member of the audit committee, Ray Moberg, is an "audit committee financial expert" as that term is defined in Item 401(h)(2) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended. In addition, each member of the audit committee is an "independent director," as such term is defined in Section 4200(a)(15) of National Association of Securities Dealers' listing standards. The Board of Directors has also determined that each of the audit committee members is able to read and understand fundamental financial statements and that at least one member of the audit committee has past employment experience in finance or accounting.

     Nominating Committee of the Board of Directors

     The Board of Directors has established a two member nominating committee that consists of Messrs. Morris Goldfarb and Neil I. Sell, each of whom satisfies the independence requirements of the NASDAQ Stock Market rules.

     The primary role of the nominating committee is to consider and make recommendations to the full Board of Directors concerning the appropriate size, function and needs of the Board, including establishing criteria for Board membership and considering, recruiting and recommending candidates (including those recommended by shareholders) to fill new Board positions. The nominating committee (or a subcommittee thereof) recruits and considers director candidates and presents qualified candidates to the full Board for consideration. Qualified candidates will be considered without regard to race, color, religion, sex, ancestry, national origin or disability.

     The nominating committee will consider each candidate's general business and industry experience, his or her ability to act on behalf of shareholders, overall Board diversity, potential concerns regarding independence or conflicts of interest and other factors relevant in evaluating Board nominees. If the nominating committee approves a candidate for further review following an initial screening, the nominating committee will establish an interview process for the candidate. Generally, the candidate will meet with the members of the nominating committee, along with our Chief Executive Officer. Contemporaneously with the interview process, the corporate governance committee will conduct a comprehensive conflicts-of-interest assessment of the candidate. The nominating committee will consider reports of the interviews and the conflicts-of-interest assessment to determine whether to recommend the candidate to the full Board of Directors. The nominating committee will also take into consideration the candidate's personal attributes, including, without limitation, personal integrity, loyalty to us and concern for our success and welfare, willingness to apply sound and independent business judgment, awareness of a director's vital part in good corporate citizenship and image, time available for meetings and consultation on Company matters and willingness to assume broad, fiduciary responsibility.

     Recommendations for candidates to be considered for election to the Board at our annual shareholder meetings may be submitted to the nominating committee by our shareholders. Candidates recommended by our shareholders will be considered under the same standards as candidates that are identified by the nominating committee. In order to make such a recommendation, a shareholder must submit the recommendation in writing to the nominating committee, in care of our Secretary at our headquarters address, at least 120 days prior to the mailing date of the previous year's annual meeting proxy statement. To enable the committee to evaluate the candidate's qualifications, shareholder recommendations must include the following information:

     - The name and address of the nominating shareholder and of the director candidate;

     - A representation that the nominating shareholder is a holder of record of our common stock and entitled to vote at the current year's annual meeting;

     - A description of any arrangements or understandings between the nominating shareholder and the director candidate or candidates being recommended pursuant to which the nomination or nominations are to be made by the shareholder;

     - A resume detailing the educational, professional and other information necessary to determine if the nominee is qualified to hold a Board position;

     - Such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated by the Board of Directors; and

     - The consent of each nominee to serve as a director if so elected.

     Compensation Committee of the Board of Directors

     The Board of Directors has established a two member compensation committee that consists of Messrs. Morris Goldfarb and Ronald J. Kramer. The compensation committee reviews our remuneration policies and practices, makes recommendations to the full Board of Directors in connection with all compensation matters affecting us and administers our incentive compensation plans. The compensation committee met twice during the fiscal year ended December 29, 2003.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Morris Goldfarb and Ronald J. Kramer served as the members of the Compensation Committee for fiscal year 2003.

ABILITY OF SHAREHOLDERS TO COMMUNICATE WITH THE COMPANY'S BOARD OF DIRECTORS

     We have established several means for shareholders and others to communicate with our Board of Directors. If a shareholder has a concern regarding our financial statements, accounting practices or internal controls, the concern should be submitted in writing to the Chairperson of the audit committee in care of our Secretary at our headquarters address. If the concern relates to our governance practices, business ethics or corporate conduct, the concern should be submitted in writing to the Chairman of the Board in care of our Secretary at our headquarters address. If a shareholder is unsure as to which category the concern relates, the shareholder may communicate it to any one of the independent directors in care of our Secretary at our headquarters address. All shareholder communications will be forwarded to the applicable director(s).

REPORT OF THE AUDIT COMMITTEE

     The audit committee has reviewed audited financial statements of Lakes Entertainment, Inc. for the last fiscal year and discussed them with management.

     The audit committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     The audit committee has received and reviewed the written disclosures and the letter from the independent auditors required by independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with the auditors the auditors' independence.

     The audit committee, based on the review and discussions described above, has recommended to the Board of Directors that the audited financial statements be included in Annual Report on Form 10-K of Lakes Entertainment, Inc. for the last fiscal year.

MORRIS GOLDFARB
RONALD J. KRAMER
RAY MOBERG
NEIL SELL

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Decisions regarding the compensation of Lakes Entertainment, Inc. executives are generally made by the compensation committee, each member of which is a non-employee director. All decisions by the compensation committee relating to the compensation of the executive officers are reviewed by the full Board of

Directors. Pursuant to rules designed to enhance disclosure of Lakes Entertainment's policies toward executive compensation, set forth below is a report prepared by the compensation committee addressing the compensation policies for Lakes Entertainment and its subsidiaries.

     The compensation committee's executive compensation policies are designed to provide competitive levels of compensation that integrate pay with Lakes Entertainment, Inc.'s annual objectives and long-term goals, reward above-average corporate performance, recognize individual initiative and achievements, and assist Lakes Entertainment in attracting and retaining qualified executives. Executive compensation is set at levels that the compensation committee believes to be consistent with other companies in Lakes Entertainment's industry.

     There are three elements in the executive compensation program, all determined by individual and corporate performance.

     - Base salary compensation

     - Annual incentive compensation

     - Stock options

     Total compensation opportunities are competitive with those offered by employers of comparable size, growth and profitability in the Lakes Entertainment, Inc.'s industry.

     Base salary compensation is determined by the potential impact the individual has on Lakes Entertainment, Inc., the skills and experiences required by the job, and the performance and potential of the incumbent in the job.

     Annual incentive compensation for Lakes Entertainment, Inc. executives is based primarily on corporate earnings and growth as measured by Lakes Entertainment's EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) results and goals and Lakes Entertainment's positioning for future results, but also includes an overall assessment by the compensation committee of executive management's individual and collective performance, as well as market conditions.

     The annualized base salary during fiscal 2003 for Lyle Berman, Chief Executive Officer and Chairman of the Board, was $400,000. The amount of Mr. Berman's compensation resulted from the compensation committee's assessment of Lakes Entertainment, Inc.'s performance and business development during fiscal 2003. The compensation committee believes that Mr. Berman's salary is competitive with executives in other industry-related companies of similar size. Mr. Berman received an incentive bonus of $100,000 for fiscal year 2003, based on his achievement of individual performance goals set by the compensation committee.

     The Lakes Entertainment, Inc. 1998 Stock Option and Compensation Plan (the "Employee Plan") permits the compensation committee to grant stock options to executives of Lakes Entertainment, Inc. Awards of stock options under the Employee Plan are designed to integrate compensation of executives with the long-term interests of Lakes Entertainment and its shareholders and assist in the retention of executives. Options become exercisable based upon criteria established by compensation committee, as the administrator of the Employee Plan. During fiscal 2003, there were no options issued by the compensation committee pursuant to the Employee Plan.

     While the value realizable from exercisable options is dependent upon the extent to which Lakes Entertainment, Inc.'s performance is reflected in the market price of Lakes Entertainment's common stock at any particular point in time, the decision as to whether such value will be realized in any particular year is determined by each individual executive and not by the compensation committee. Accordingly, when the compensation committee recommends that an option be granted to an executive, that recommendation does not take into account any gains realized that year by that executive as a result of his or her individual decision to exercise an option granted in a previous year.

     The compensation committee does not anticipate that any of the compensation payable to executive officers in the coming year will exceed the limits and deductibilities set forth in section 162(m) of the Internal

Revenue Code of 1986, as amended. The compensation committee has not yet established a policy regarding compensation in excess of these limits, but Proposal Two of this Annual Proxy proposes certain changes to the Employee Plan that will, among other things, limit the compensation payable to executive officers in each fiscal year to ensure that we do not exceed the limits and deductibilities described above in future years.

MORRIS GOLDFARB
RONALD J. KRAMER

                              INDEPENDENT AUDITORS

CHANGE IN INDEPENDENT AUDITORS

     On July 31, 2002, upon the recommendation and approval of the Board of Directors and the audit committee, we dismissed Arthur Andersen LLP as our independent auditors. On the same date, we engaged Deloitte & Touche LLP to serve as our independent auditors.

     Arthur Andersen's reports on our consolidated financial statements for each of the fiscal years ended December 31, 2000 and December 30, 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2000 and December 30, 2001 and subsequently through the date of its dismissal, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on our consolidated financial statements for such years.

     Except as provided in the following paragraph, during the fiscal years ended December 31, 2000 and December 30, 2001 and subsequently through the date of Deloitte & Touche's engagement, we did not consult Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events described under Item 304(a)(2)(i) and (ii) of Regulation S-K.

     In connection with Deloitte & Touche's completion of its new client acceptance procedures in July 2002, and prior to Deloitte & Touche's engagement as our auditors, we consulted with Deloitte & Touche regarding the application of accounting principles to our sale of land held for development in Las Vegas, Nevada. This transaction was accounted for as a sale in our financial statements for the year ended December 30, 2001.

     Our management subsequently determined that the transaction did not qualify for treatment as a sale under the requirements of Statement of Financial Accounting Standards No. 66, Accounting for Sales of Real Estate and that the transaction should have been accounted for under the deposit method of accounting. Deloitte & Touche orally advised us that, based on the facts, circumstances, and assumptions presented to Deloitte & Touche, it concurred with our determination on this matter. We attempted but were unable to consult with Arthur Andersen regarding this matter. In September 2002, we filed an amendment to our Annual Report on Form 10-K for the year ended December 30, 2001, and amendments to two subsequent Quarterly Reports on Form 10-Q, restating its financial statements to adopt the deposit method of accounting for the transaction.

     We provided Arthur Andersen with a copy of the foregoing disclosures and requested Arthur Andersen to provide a letter indicating its agreement or disagreement with the above disclosures. We was unable to obtain this letter from Arthur Andersen.

FEES BILLED TO COMPANY BY ITS INDEPENDENT AUDITORS

     The following table presents fees for professional audit and other services rendered by Deloitte & Touche LLP and Arthur Andersen LLP, as applicable, during fiscal 2003 and fiscal 2002.

                                           FEES FOR 2003                FEES FOR 2002
                                         -----------------   -----------------------------------
                                         DELOITTE & TOUCHE   DELOITTE & TOUCHE   ARTHUR ANDERSEN
                                         -----------------   -----------------   ---------------
Audit Fees.............................      $104,000            $197,500           $ 21,010
Audit-Related Fees(1)..................            --                  --                 --
Tax Fees(2)............................      $343,072            $ 94,700           $123,775
All Other Fees(3)......................      $ 44,122                  --                 --
                                             --------            --------           --------
Total Fees.............................      $491,194            $219,700           $144,785
                                             ========            ========           ========

---------------

(1) Audit-Related Fees consist principally of assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements but not reported under the caption Audit Fees above.

(2) Fees for tax services consisted of tax compliance services, tax transaction support services and other tax services. Fees for tax compliance services totaled $213,970 for 2003. Tax compliance services are services rendered based upon facts already in existence or transactions that have already occurred to document, compute, and obtain government approval for amounts to be included in tax filings. The services consisted of federal, state and local income tax return assistance, sales and use, property and other tax return assistance and assistance with tax audits and appeals. Fees for tax transaction support services totaled $95,827 for 2003. Tax transaction support services are services rendered in support of proposed transactions such as acquisitions, divestitures, joint ventures, partnerships and contractual matters. Fees for other tax services totaled $33,275 for 2003. Other tax services are all other tax planning and consulting services rendered.

(3) All Other Fees in fiscal 2003 consist of fees for permitted non-audit products and services provided which included transaction related consultation.

     The audit committee of the Board of Directors has reviewed the fees billed by Deloitte & Touche LLP during fiscal year 2003 and, after consideration, has determined that the receipt of these fees by Deloitte & Touche LLP is compatible with the provision of independent audit services. The audit committee discussed these services and fees with Deloitte & Touche LLP and our management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the U.S. Securities and Exchange Commission to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

PRE-APPROVAL OF SERVICES BY INDEPENDENT AUDITORS

     As permitted under applicable law, our audit committee may pre-approve from time to time certain types of services, including tax services, to be provided by our independent auditors. As provided in the charter of the audit committee, and in order to maintain control and oversight over the services provided by our independent auditors, it is the policy of the audit committee to pre-approve all audit and non-audit services to be provided by the independent auditors (other than with respect to de minimus exceptions permitted by the Sarbanes-Oxley Act of 2002), and not to engage the independent auditors to provide any non-audit services prohibited by law or regulation. For administrative convenience, the audit committee may delegate pre-approval authority to audit committee members who are also independent member of the Board of Directors, but any decision by such a member on pre-approval must be reported to the full audit committee at its next regularly scheduled meeting.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     We have outstanding one class of voting securities, common stock, $0.01 par value, of which 11,103,817 shares were issued and outstanding as of the close of business on the Record Date. Each share of our common stock is entitled to one vote on all matters put to a vote of shareholders.

     The following table sets forth, as of the Record Date, certain information regarding the beneficial ownership of our common stock by (i) all persons known by us to be the owner (or deemed to be the owner pursuant to the rules and regulations of the SEC), of record or beneficially, of more than 5% of our outstanding common stock, (ii) each of the directors and nominees for election to the Board of Directors, (iii) each Named Executive Officer, and (iv) all directors and executive officers as a group, in each case based upon beneficial ownership reporting of our common stock as of such date. The share amounts set forth in the table do not reflect the adjustments automatically taken as a result of the Stock Split. Except as otherwise indicated, the address of each shareholder is 130 Cheshire Lane, Minnetonka, Minnesota 55305, and each shareholder has sole voting and investment power with respect to the shares beneficially owned.

                                                             SHARES OF LAKES
                                                              ENTERTAINMENT
                                                               COMMON STOCK      PERCENTAGE OF COMMON
NAME AND ADDRESS                                            BENEFICIALLY OWNED    STOCK OUTSTANDING
----------------                                            ------------------   --------------------
Lyle Berman(1)............................................      2,522,336                21.3
Timothy J. Cope(2)........................................        235,000                 2.1
Joseph Galvin(3)..........................................         59,250                   *
Morris Goldfarb(4)........................................         51,830                   *
Ronald J. Kramer..........................................              0                   0
Ray M. Moberg.............................................              0                   0
Neil I. Sell(5)...........................................        972,299                 8.8
All Lakes Entertainment, Inc. Directors and Executive
  Officers as a Group (7 people including the
  foregoing)(6)...........................................      3,840,715                31.0
FMR Corp.(7)..............................................        973,988                 8.8
  82 Devonshire Street
  Boston, MA 02109

---------------

 *  Less than one percent.

(1) Includes 11,403 shares held by Berman Consulting Corporation, a corporation wholly owned by Mr. Berman, and 161,500 shares owned by Mr. Berman through a Berman Consulting Corporation profit sharing plan. Also includes options to purchase 750,000 shares and a 200,000 share option held by Berman Consulting Corporation as security for a loan transaction.

(2) Includes options to purchase 230,000 shares.

(3) Includes options to purchase 59,250 shares.

(4) Includes options to purchase 32,000 shares.

(5) Includes an aggregate of 968,100 shares held by four irrevocable trusts for the benefit of Lyle Berman's children with respect to which Mr. Sell has shared voting and dispositive powers as a co-trustee. Mr. Sell has disclaimed beneficial ownership of such shares.

(6) Includes shares held by corporations controlled by such officers and directors and shares held by trusts of which such officers and directors are trustees. Also includes options to purchase 1,271,250 shares.

(7) Based solely upon the most recent Schedule 13G on file with the Securities and Exchange Commission. FMR Corp. does not have sole voting power with respect to any of such shares but has sole dispositive power with respect to all 973,988 shares.

     The foregoing footnotes are provided for informational purposes only and each person disclaims beneficial ownership of shares owned by any member of his or her family or held in trust for any other person, including family members.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

PARK PLACE ENTERTAINMENT CORPORATION

     Mr. Berman entered into an employment agreement with Park Place Entertainment, Inc. as of January 1, 1999 pursuant to which he served as a part-time employee of Park Place. The agreement contained a noncompetition covenant under which Mr. Berman was prohibited, subject to certain exceptions, from participating in the ownership, management or control of any business engaged in a gaming enterprise that competed with Park Place. Additionally, Mr. Berman was required to give Park Place a right of first offer on all gaming opportunities and projects, subject to certain exceptions. These covenants substantially limited the number and scope of opportunities that Lakes Entertainment was able to consider and pursue. The agreement, which originally had a four year term ending January 1, 2003 and was renewed for an additional one year term, expired on January 1, 2004. Mr. Berman received compensation during 2003 of Ten Thousand Dollars ($10,000).

LOANS TO VIATICARE FINANCIAL SERVICES, LLC; LIVING BENEFITS FINANCIAL SERVICES, LLC

     During 2000 and 2001, we made a total of $4.0 million in unsecured loans to ViatiCare Financial Services, LLC ("ViatiCare"), which has since been acquired by Living Benefits Financial Services, LLC ("Living Benefits"). In connection with the Living Benefits' acquisition of ViatiCare, Living Benefits provided an unsecured guarantee of ViatiCare's obligations to Lakes Entertainment, Inc. In March 2001, our Board of Directors determined not to make further loans to ViatiCare. Due to our management's determination that repayment of the $4.0 million loan was not likely to occur, we recorded a $4.0 million reserve in the financial results for the quarter ended June 30, 2002.

     Subsequent to our decision not to make further loans to ViatiCare, Mr. Berman and LB Acquisitions LLC, a limited liability company wholly-owned by Mr. Berman, have made loans or other advances to Living Benefits from time to time totaling approximately $7.43 million. As an incentive to make an initial $5.6 million loan, LB Acquisitions was granted a 9 percent voting interest in Living Benefits and was given an option (the "LB Option") to convert the $5.6 million loan balance into an additional 46 percent of the voting interest in Living Benefits. To secure the repayment of the LB Acquisitions loans, which become due commencing in 2005, Living Benefits granted LB Acquisitions a security interest in its personal property, including the right of Living Benefits to receive payments from profits on life insurance policies acquired by Living Benefits on or after June 15, 2001. LB Acquisitions made an additional loan of approximately $400,000 to Living Benefits in May 2002. On July 1, 2002, Mr. Berman advanced an additional $763,000 to Living Benefits in exchange for a portion of Living Benefits' rights in 50% of a trust holding the distribution rights from certain life insurance policies (the "Trust"), which Mr. Berman later transferred to LB Acquisitions. As an inducement for this further advance, Living Benefits agreed to amend the LB Option to permit the exercise thereof by LB Acquisitions for $1.00 rather than requiring LB Acquisitions to convert $5.6 million of its loan amounts. Between October 2002 and February 2003, Mr. Berman and LB Acquisitions made additional loans to Living Benefits totaling approximately $350,000 and acquired approximately $230,000 in existing debt previously held by other investors.

     On April 7, 2003, Living Benefits transferred its entire interest in the Trust (which constitutes the substantial majority of Living Benefits' assets) to LB Acquisitions in exchange for the forgiveness by LB Acquisitions of $6.9 million of Living Benefits' debt obligations. Formal transfer to LB Acquisitions of certificates evidencing the Trust interests is subject to the consent of the third party holding the remaining 50% Trust interest.

TRANSACTIONS WITH SKLANSKY GAMES, LLC AND WORLD POKER TOUR, LLC

     We are currently in the process of negotiating a license agreement with Sklansky Games, LLC ("Sklansky") and World Poker Tour, LLC pursuant to which we will develop a casino table game jointly with Sklansky utilizing the World Poker Tour brand name. Sklansky, through a joint venture with an unrelated third party, is also in negotiations to license the World Poker Tour brand in connection with the joint venture's development of an electronic poker-related gaming machine. In addition to our indirect majority ownership in World Poker Tour, LLC through one of our wholly owned subsidiaries, Mr. Berman and his son, Brad Berman, each own an equity interest in Sklansky.

LICENSE AGREEMENT WITH G-III APPAREL GROUP, LTD.

     Our majority-owned subsidiary, World Poker Tour, LLC, intends to enter into a non-exclusive license agreement with G-III Apparel Group, Ltd. ("G-III"). G-III will license intellectual property rights from World Poker Tour to produce certain types of licensed apparel for distribution in authorized channels within the United States, its territories and possessions and in certain circumstances, Canada. G-III will pay royalties and certain other fees to World Poker Tour. Morris Goldfarb, a director of the Company, is a director, Co-Chairman of the Board and Chief Executive Officer of G-III.

LEGAL SERVICES

     Neil I. Sell is a partner in the law firm of Maslon Edelman Borman & Brand, LLP, which renders legal services to us from time to time.

                 SECTION 16(A) BENEFICIAL REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") and the NASDAQ National Market. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

     Based solely upon a review of the copies of such forms furnished to us, or written representations that no Form 5(s) were required, we believes that during the fiscal year ended December 28, 2003, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were satisfied.

                           PROPOSALS OF SHAREHOLDERS

     Any shareholder who desires to submit a proposal for action by the shareholders at the next annual meeting must submit such proposal in writing to Timothy J. Cope, President, Chief Financial Officer, Treasurer and Secretary, Lakes Entertainment, Inc., 130 Cheshire Lane, Minnetonka, Minnesota 55305, by January 11, 2005 to have the proposal included in our proxy statement for the meeting. Due to the complexity of the respective rights of the shareholders and us in this area, any shareholder desiring to propose such an action is advised to consult with his or her legal counsel with respect to such rights. We suggest that any such proposal be submitted by certified mail return receipt requested.

                     DISCRETIONARY PROXY VOTING AUTHORITY/
                         UNTIMELY STOCKHOLDER PROPOSALS

     Rule 14a-4 promulgated under the Securities and Exchange Act of 1934 governs our use of its discretionary proxy voting authority with respect to a shareholder proposal that the shareholder has not sought to include in our proxy statement. Rule 14a-4 provides that if a proponent of a proposal fails to notify the company at least 45 days prior to the month and day of mailing of the prior year's proxy statement, management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter.

     With respect to our 2005 annual meeting of shareholders, if we are not provided notice of a shareholder proposal, which the shareholder has not previously sought to include in our proxy statement, by March 26, 2005, the management proxies will be allowed to use their discretionary authority as outlined above.

                                  SOLICITATION

     We will bear the cost of preparing, assembling and mailing the proxy, proxy statement and other material that may be sent to the shareholders in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of stock, in which case they will be reimbursed by us for their expenses in doing so. Proxies are being solicited primarily by mail, but, in addition, our officers and regular employees may solicit proxies personally, by telephone, by telegram or by special letter.

                                 OTHER MATTERS

     The Board of Directors does not intend to present to the meeting any other matter not referred to above and does not presently know of any matters that may be presented to the meeting by others. However, if other matters come before the meeting, it is the intent of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          LAKES ENTERTAINMENT, INC.

                                          [/s/ Tiimothy J. Cope]
                                          Timothy J. Cope,
                                          President, Chief Financial Officer,
                                          Treasurer
                                          and Secretary

                                                                      APPENDIX A

                           LAKES ENTERTAINMENT, INC.

                             1998 STOCK OPTION AND
                               COMPENSATION PLAN

     1. PURPOSE. The purpose of this lakes Entertainment, Inc. (the "Company") 1998 Stock Option and Compensation Plan (the "Plan") is to increase stockholder value and to advance the interests of the Company by furnishing a variety of economic incentives ("Incentives") designed to attract, retain and motivate employees and certain key consultants. Incentive may consist of opportunities to purchase or receive shares of Common Stock, $.01 par value, of the Company ("Common Stock"), monetary payments, or both, on terms determined under this Plan.

     2. ADMINISTRATION. The Plan shall be administered by the stock option committee (the "Committee") of the board of directors of the Company (the "Board"). Subject to any provisions of state law which may require that the Committee consist of a larger number of members, if the Company stock is privately held, the Committee shall consist of one or more directors of the Company as shall be appointed from time to time by the Chairman of the Board. If the Company stock becomes the subject of a public offering, the Committee shall then consist of not less than two directors who shall be appointed from time to time by the Board, each of which such appointees shall be a "non-employee director" within the meaning to Rule 16b-3 of the Securities Exchange Act of 1934, and the regulations promulgated thereunder (the "1934 Act"), and the Board may from time to time appoint members of the Committee in substitution for, or in addition to, members previously appointed, and may fill vacancies, however caused, in the Committee. If more than one person is on the Committee, the following shall apply: (a) the Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable; (b) a majority of the Committee's members shall constitute a quorum;
(c) all action of the Committee shall be taken by the majority of its members; and (d) any action may be taken by a written instrument signed by majority of the members and actions so taken shall be fully effective as if they had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable. The Committee shall have complete authority to award Incentives under the Plan, to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan. The Committee's decisions and matters relating to the Plan shall be final and conclusive on the Company and its participants.

     3. ELIGIBLE PARTICIPANTS. Employees of or consultants to the Company or its subsidiaries or affiliates (including officers and directors, but excluding directors who are not also employees of or consultants to the Company or its subsidiaries or affiliates), shall become eligible to receive Incentives under the Plan when designated by the Committee. Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate. Participation by officers of the Company or its subsidiaries or affiliates and any performance objectives relating to such officers must be approved by the Committee. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such targets may be delegated.

     4. TYPES OF INCENTIVES. Incentives under the Plan may be granted in any one or a combination of the following forms: (a) incentive stock options and non-statutory stock options (section 6); (b) stock appreciation rights ("SARs") (section 7); (c) stock awards (section 8); (d) restricted stock (section 8); (e) performance shares (section 9); and (f) cash awards (section 10).

     5. SHARES SUBJECT TO THE PLAN.

     5.1 NUMBER OF SHARES. Subject to adjustment as provided in Section 11.6, the number of shares of Common Stock which may be issued under the Plan shall not exceed 2,500,000 shares of Common Stock.

     5.2 CANCELLATION. To the extent that cash in lieu of shares of Common Stock is delivered upon the exercise of a SAR pursuant to Section 7.4, the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or on the exercise of any related option. In the event that a stock option or SAR granted hereunder expires or is terminated or canceled unexercised as to any shares of Common Stock, such shares may again be issued under the Plan either pursuant to stock options, SARs or otherwise. In the event that shares of Common Stock are issued as restricted stock or pursuant to a stock award and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan, either as restricted stock, pursuant to stock awards or otherwise. Subject to the approval of shareholders, the Committee may also determine to cancel, and agree to the cancellation of, stock options in order to make a participant eligible for the grant of stock option at a lower price than the option to be canceled.

     5.3 TYPE OF COMMON STOCK. Common Stock issued under the Plan in connection with stock options, SARs, performance shares, restricted stock or stock awards, may be authorized and unissued shares.

     6. STOCK OPTIONS. A stock option is a right to purchase shares of Common Stock from the Company. Each stock option is granted by the Committee under this Plan shall be subject to the following terms and conditions.

     6.1 PRICE. The Option price per share shall be determined by the Committee, provided that such price shall not be below the Fair Market Value of the Common Stock subject to the adjustment under Section 11.6.

     6.2 NUMBER. The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to adjustment as provided in
Section 11.6. The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises a SAR if any SAR is granted in conjunction with or related to the stock option.

     6.3 DURATION AND TIME FOR EXERCISE. Subject to earlier termination as provided in Section 11.4, the term of each stock option shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant. The Committee may accelerate the exercisability of any stock option. Subject to the foregoing and with the approval of the Committee, all or any part of the shares of Common Stock with respect to which the right to purchase has accrued may be purchased by the Company at the time of such accrual or at any time or times thereafter during the term of the option.

     6.4 MANNER OF EXERCISE. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied b the full purchase price for such shares. The option price shall be payable in United States dollars upon exercise of the option and may be paid by cash; uncertified or certified check; bank draft; by delivery of shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised; by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Committee. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a stockholder.

     6.5 INCENTIVE STOCK OPTIONS. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options, as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"):

          a) The aggregate Fair Market Value (determined as of the time the option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by and any participant during any calendar year (under all of the Company's plans) shall not exceed $100,000.

          b) Any Incentive Stock Option certificate authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as Incentive Stock Options.

          c) All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders.

          d) Unless sooner exercised, all Incentive Stock Options shall expire no later than 10 years after the date of grant.

          e) The option price of Incentive Stock Options shall be not less than the Fair Market Value of the Common Stock subject to the option on the date of grant.

          f) No Incentive Stock Options shall be granted to any participant who, at the time such option is granted, would own (within the meaning of Section 422 of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the employer corporation or of its parent of subsidiary corporation.

     7. STOCK APPRECIATION RIGHTS. A SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in
Section 7.4. A SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR granted by the Committee under this Plan shall be subject to the following terms and conditions:

     7.1 NUMBER. Each SAR is granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 11.6. In the case of a SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the option exercises the related stock option.

     7.2 DURATION. Subject to earlier termination as provided in Section 11.4, the term of each SAR shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable. The Committee may in its discretion accelerate the exercisability of any SAR.

     7.3 EXERCISE. A SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within ninety (90) days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to Section 7.4.

     7.4 PAYMENT. Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock (which, as it pertains to officers and directors of the Company, shall comply with all requirements of the 1934 Act), the number of shares of Common Stock which shall be issuable upon the exercise of a SAR shall be determined by dividing:

          a) the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the "appreciation" shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of a SAR related to a stock option, the purchase price of the shares of Common Stock under the stock option or
     (2) in the case of a SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under Section 11.6); by

          b) the Fair Market Value of a share of Common Stock on the exercise date.

     In lieu of issuing shares of Common Stock upon the exercise of a SAR, the Committee may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of a SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

     8. STOCK AWARDS AND RESTRICTED STOCK. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services to the Company. A share of restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price determined by the Committee (which price shall be at least equal to the minimum price required by applicable law for the issuance of a share of Common Stock) and subject to restrictions on their sale or other transfer by the participant. The transfer of Common Stock pursuant to stock awards and the transfer and sale of restricted stock shall be subject to the following terms and conditions:

     8.1 NUMBER OF SHARES. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock shall be determined by the Committee.

     8.2 SALE PRICE. The Committee shall determine the price, if any, at which shares of restricted stock shall be sold to a participant, which may vary from time to time and among participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

     8.3 RESTRICTIONS. All shares of restricted stock transferred or sold hereunder shall be subject to such restrictions as the Committee may determine, including, without limitation any or all of the following:

          a) a prohibition against the sale, transfer, pledge or other encumbrance of the shares of restricted stock, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such share, or otherwise);

          b) a requirement that the holder of shares of restricted stock forfeit, or (in the case of shares sold to a participant) resell back to the Company at his or her cost, all or part of such shares in the event of termination of his or her employment or consulting engagement during any period in which such shares are subject to restrictions;

          c) such other conditions or restrictions as the Committee may deem advisable.

     8.4 ESCROW. In order to enforce the restrictions imposed by the Committee pursuant to Section 8.3, the participant receiving restricted stock shall enter into an agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

          The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the 1998 Stock Option and Compensation Plan of Lakes Entertainment, Inc. (the "Company"), and an agreement entered into between the registered owner and the Company. A copy of the Plan and the agreement is on file at the office of the secretary of the Company.

     8.5. END OF RESTRICTIONS. Subject to Section 11.5, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant's legal representative, beneficiary or heir.

     8.6 STOCKHOLDER. Subject to the terms and conditions of the Plan, each participant receiving restricted stock shall have all the rights of a stockholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid in cash or property other than Common Stock with respect to shares of restricted stock shall be paid to the participant currently.

     9. PERFORMANCE SHARES. A performance share consists of an award which shall be paid in shares of Common Stock, as described below. The grant of performance share shall be subject to such terms and conditions as the Committee deems appropriate, including the following:

     9.1 PERFORMANCE OBJECTIVES. Each performance share will be subject to performance objectives for the Company or one of its operating units to be achieved by the end of a specified period. The number of performance shares granted shall be determined by the Committee and may be subject to such terms and conditions, as the Committee shall determine. If the performance objectives are achieved, each participant will be paid in shares of Common Stock or cash. If such objectives are not met, each grant of performance shares may provide for lesser payments in accordance with formulas established in the award.

     9.2 NOT STOCKHOLDER. The grant of performance shares to a participant shall not create any rights in such participant as a stockholder of the Company, until the payment of shares of Common Stock with respect to an award.

     9.3 NO ADJUSTMENTS. No adjustment shall be made in performance shares granted on account of cash dividends which may be paid or other rights which may be issued to the holders of Common Stock prior to the end of any period for which performance objectives were established.

     9.4 EXPIRATION OF PERFORMANCE SHARE. If any participant's employment or consulting engagement with the Company is terminated for any reason other than normal retirement, death or disability prior to the achievement of the participant's stated performance objectives, all the participant's rights on the performance shares shall expire and terminate unless otherwise determined by the Committee. In the event of termination by reason of death, disability, or normal retirement, the Committee, in its own discretion may determine what portions, if any, of the performance shares should be paid to the participant.

     10. CASH AWARDS. A cash award consists of a monetary payment made by the Company to a participant as additional compensation for his or her services to the Company. Payment of a cash award will normally depend on achievement of performance objectives by the Company or by individuals. The amount of any monetary payment constituting a cash award shall be determined by the Committee in its sole discretion. Cash awards may be subject to other terms and conditions, which may vary from time to time and among participants, as the Committee determines to be appropriate.

     11. GENERAL.

     11.1 EFFECTIVE DATE. The Plan will become effective upon its adoption by the Board.

     11.2 DURATION. The Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed. No Incentives may be granted under the Plan after the tenth anniversary of the date the Plan is approved by the stockholders of the Company.

     11.3 NON-TRANSFERABILITY OF INCENTIVES. No stock option, SAR, restricted stock or performance award may be transferred, pledged or assigned by the holder thereof except, in the event of the holder's death, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code of Title I of the Employee Retirement Income Security Act, or the rules thereunder, and the Company shall not be required to recognize any attempted assignment of such rights by any participant.

     11.4 EFFECT OF TERMINATION OR DEATH. In the event that a participant ceases to be an employee of or consultant to the Company for any reason, including death, any Incentives may be exercised or shall expire at such times as may be determined by the Committee.

     11.5 ADDITIONAL CONDITION. Notwithstanding anything in this Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary of desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

     11.6 ADJUSTMENT. In the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted for each of the shares of Common Stock then subject to the Plan, including shares subject to restrictions, options, or achievement of performance share objectives, the number and kind of shares of stock or other securities to which the holders of the shares of Common Stock will be entitled pursuant to the transaction. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to restrictions, options or achievements of performance shares, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

     11.7 INCENTIVE PLANS AND AGREEMENTS. Except in the case of stock awards or cash awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options.

     11.8 WITHHOLDING.

          a) The Company shall have the right to withhold from any payments made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld. At any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR, the participant may satisfy this obligation in whole or in part by electing (the "Election") to have the Company withhold from the distribution shares of Common Stock having a value up to the amount required to be withheld. The value of the shares to be withheld shall be based on the Fair Market Value of Common Stock on the date that the amount of tax to be withheld shall be determined ("Tax Date").

          b) Each Election must be made prior to the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

          c) If a participant is an officer or director of the Company within the meaning of Section 16 of the 1934 Act, then an Election must comply with all of the requirements of the 1934 Act.

     11.9 NO CONTINUED EMPLOYMENT, ENGAGEMENT OR RIGHT TO CORPORATE ASSETS. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of, or to continue his or her consulting engagement for, the Company for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the Plan shall be construed as giving an employee, a consultant, such persons' beneficiaries, or any other person, any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

     11.10 DEFERRAL PERMITTED. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive. Payment may be deferred at the option of the participant if provided in the Incentive.

     11.11 AMENDMENT OF THE PLAN. The Board may amend or discontinue the Plan at any time. However, no such amendment or discontinuance shall, subject to adjustment under Section 11.6, (a) change or impair, without the consent of the recipient, an Incentive previously granted, (b) materially increase the maximum number of shares of Common Stock which may be issued to all participants under the Plan, (c) materially increase the benefits that may be granted under the Plan, (d) materially modify the requirements as to eligibility for participation in the Plan, or (e) materially increase the benefits accruing to participants under the Plan.

     11.12 IMMEDIATE ACCELERATION OF INCENTIVES. Notwithstanding any provision in this Plan or in any Incentive to the contrary, (a) the restrictions on all shares of restricted stock awards shall lapse immediately, (b) all outstanding options and SARs will become exercisable immediately, and (c) all performance shares shall be deemed to be met and payment made immediately, if subsequent to the date that the Plan is approved by the Board of Directors of the Company, any of the following events occur unless otherwise determined by the Board and a majority of the Continuing Directors (as defined below).

          a) any person or group of persons becomes the beneficial owner of thirty percent (30%) or more of any equity security of the Company entitled to vote for the election of directors;

          b) a majority of the members of the Board is replaced within the period of less than two (2) years by directors not nominated and approved by the Board; or

          c) the stockholders of the Company approve an agreement to merge or consolidate with or into another corporation or an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation).

     For purposes of this Section 11.12, beneficial ownership by a person or group of persons shall be determined in accordance with Regulation 13D (or any similar successor regulation) promulgated by the Securities and Exchange Commission pursuant to the 1934 Act. Beneficial ownership of more than thirty percent (30%) of an equity security may be established by any reasonable method, but shall be presumed conclusively as to any person who files a Schedule 13D report with the Securities and Exchange Commission reporting such ownership. If the restrictions and forfeitability periods are eliminated by reason of provision (1), the limitations of this Plan shall not become applicable again should the person cease to own thirty percent (30%) or more of any equity security of the Company.

     For purposes of this Section 11.12, "Continuing Directors" are directors
(a) who were in office prior to the time any of provisions (1), (2) or (3) occurred or any person publicly announced an intention to acquire twenty percent (20%) or more of any equity security of the Company, (b) directors in office for a period of more than two years, and (c) directors nominated and approved by the Continuing Directors.

     11.13 DEFINITION OF FAIR MARKET VALUE. Whenever "Fair Market Value" of Common Stock shall be determined for purposes of this Plan, it shall be determined by reference to that last sale price of a share of Common Stock on the principal United State Securities Exchange registered under the 1934 Act on which the Common Stock is listed (the "Exchange"), or, on the National Association of Securities Dealers, Inc. Automatic Quotation System (including the National Market System) ("NASDAQ") on the applicable date. If the Exchange or NASDAQ is closed for trading on such date, or if the Common Stock does not trade on such date, then the last sale price used shall be the one on the date the Common Stock last traded on the Exchange or NASDAQ. If the Common Stock is not listed on an Exchange or on NASDAQ, "Fair Market Value" shall be determined by the Board of Directors of the Company, which such valuation determination shall be conclusive.

                                                                      APPENDIX B

                           LAKES ENTERTAINMENT, INC.

                        1998 DIRECTOR STOCK OPTION PLAN

     1. PURPOSE. The purpose of the Lakes Entertainment, Inc. 1998 Director Stock Option Plan (the "PLAN") is to advance the interests of Lakes Entertainment, Inc. (the "COMPANY") and its shareholders by encouraging increased share ownership by members of the Board of Directors of the Company (the "BOARD") who are not employees of the Company or any of its subsidiaries, in order to promote long-term shareholder value through continuing ownership of the Company's Common Stock.

     2. ADMINISTRATION. The plan shall be administered by the Board. The Board shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described herein) to prescribe the form of the agreement embodying awards of nonqualified stock options made under the Plan ("OPTIONS"). The Board shall, subject to the provisions of the Plan, grant Options under the Plan and shall have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decisions of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Board may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or any other officer of the Company to execute and deliver documents on behalf of the Board. No member of the Board shall be liable for anything done or omitted to be done by him or by any other member of the Board in connection with the Plan, except for his own willful misconduct or as expressly provided by statute.

     3. PARTICIPATION. Each member of the Board who is a non-employee director (a "NON-EMPLOYEE DIRECTOR") as such term is defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended, shall be eligible to receive an Option in accordance with Paragraph 5 below.

     4. AWARDS UNDER THE PLAN.

          (a) Awards under the Plan shall include only Options, which are rights to purchase common stock of the Company having a par value of $0.01 per share (the "COMMON STOCK"). Such Options are subject to the terms, conditions and restrictions specified in Paragraph 5 below.

          (b) There may be issued under the Plan pursuant to the exercise of Options an aggregate of not more than 200,000 shares of Common Stock, subject to adjustment as provided in Paragraph 6 below. If any Option is canceled, terminates or expires unexercised, in whole or in part, any shares of Common Stock that would otherwise have been issuable pursuant thereto will be available for issuance under new Options.

          (c) A Non-Employee Director to whom an Option is granted (and any person succeeding to such a Non-Employee Director's rights pursuant to the
     Plan) shall have no rights as a shareholder with respect to any Common Stock issuable pursuant to any such Option until the date of the issuance of a stock certificate to him for such shares. Except as provided in Paragraph 6 below, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

     5. NONQUALIFIED STOCK OPTIONS. Each Option granted under the Plan shall be evidenced by an agreement in such form as the Board shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions:

          (a) The Option exercise price shall be the "Fair Market Value" (as herein defined) of the Common Stock subject to such Option on the date the Option is granted. Fair Market Value shall be the closing sales price of a share of Common Stock on the date of grant as reported on the Nasdaq National Market (the "MARKET") or, if the Market is closed on that date, on the last preceding date on which the Market was open for trading, but in no event will such Option exercise price be less than the par value of the Common Stock.

          (b) The Option shall not be transferable by the optionee otherwise than by will or the laws of descent and distribution, and shall be exercisable during his lifetime only by him.

          (c) Options shall not be exercisable:

             (i) before the expiration of one year from the date they are granted and after the expiration of ten years from the date they are granted, and may be exercised during such period as follows: twenty (20%) of the total number of shares covered by the Option shall become exercisable each year beginning with the first anniversary of the date they are granted, provided, however, that the Board of Directors can approve an accelerated vesting schedule based upon the length of time that a Non-Employee Director has served in such capacity prior to the adoption of this Plan. Notwithstanding anything to the contrary herein, an Option shall automatically become immediately exercisable in full (i) in the event of the death of a Non-Employee Director; (ii) upon the removal of the Non-Employee Director from the Board without cause; (iii) in the event the Non-Employee Director is not re-nominated or re-elected as a Director; (iv) in the event of a "change in control" of the Company, as defined in any existing agreements between the Company and its senior officers; or (v) in the event the Non-Employee Director voluntarily resigns from the Board, if a majority of the Board (excluding the Non-Employee Director) agrees to accelerate the vesting of the Option and determines in good faith that such acceleration is in the best interest of the Company;

             (ii) unless payment in full is made for the shares of Common Stock being acquired thereunder at the time of exercise. Such payment shall be made in United States dollars by cash or check, or in lieu thereof, by tendering to the Company Common Stock owned by the person exercising the Option and having a Fair Market Value equal to the cash exercise price applicable to such Option, or by a combination of United States dollars and Common Stock as aforesaid; and

             (iii) unless the person exercising the Option has been at all times during the period beginning with the date of grant of the Option and ending on the date of such exercise, a Non-Employee Director of the Company, except that

                (A) if such person shall cease to be such a Non-Employee Director for reasons other than death, while holding an Option that has not expired and has not been fully exercised, such person may, at any time within three years of the date he ceased to be a Non-Employee Director (but in no event after the Option has expired under the provisions of subparagraph 5(c)(i) above), exercise the Option with respect to any Common Stock as to which he could have exercised on the date he ceased to be such a Non-Employee Director; or

                (B) if any person to whom an Option has been granted shall die holding an Option that has not expired and has not been fully exercised, his executors, administrators, heirs or distributees, as the case may be, may, at any time within one year after the date of such death (but in no event after the Option has expired under the provisions of subparagraph 5(c)(i) above), exercise the Option with respect to any shares subject to the Option.

          (d) Each Non-Employee Director shall receive an Option to purchase 12,500 shares of Common Stock upon becoming a director of the Company.

          (e) In addition to the initial option grants provided for in paragraph 5(d) above, non-employee directors and former non-employee directors may be granted, at the discretion of the Board, additional options to purchase Common Stock of Company. Such options shall contain such terms and provisions as the Board determines at the time of the grant.

     6. DILUTION AND OTHER ADJUSTMENT. In the event of any change in the outstanding Common Stock of the Company by reason of any stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination or exchange of shares, a sale by the Company of all or part of its assets, any distribution to shareholders other than a normal cash dividend, or other extraordinary or unusual event, the number or kind of shares that may be issued under the Plan pursuant to subparagraph 4(b) above, and the number or kind of shares subject to, and the Option price per share under, all outstanding Options shall be automatically adjusted so that the proportionate interest of the participant shall be maintained as before the occurrence of such event; such adjustment in outstanding Options shall be made without change in the total Option exercise price applicable to the unexercised portion of such Options and with a corresponding adjustment in the Option exercise price per share, and such adjustment shall be conclusive and binding for all purposes of the Plan.

     7. MISCELLANEOUS PROVISIONS.

          (a) Except as expressly provided for in the Plan, no Non-Employee Director or other person shall have any claim or right to be granted an Option under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Non-Employee Director any right to be retained in the service of the Company.

          (b) A participant's rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a participant's death, by will or the laws of descent and distribution), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right or interest of any participant in the Plan shall be subject to any obligation or liability of such participant.

          (c) Common Stock shall not be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign securities, securities exchange and other applicable laws and requirements.

          (d) It shall be a condition to the obligation of the Company to issue Common Stock upon exercise of an Option, that the participant (or any beneficiary or person entitled to act under subparagraph 5(c)(iii)(B) above) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue such Common Stock.

          (e) The expenses of the Plan shall be borne by the Company.

          (f) By accepting any Option or other benefit under the Plan, each participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company or the Board.

          (g) The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Options hereunder or any Common Stock issued pursuant hereto as may be required by Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, or any other applicable statute, rule or regulation.

     8. AMENDMENT OR DISCONTINUANCE. The Plan may be amended at any time and from time to time by the Board as the Board shall deem advisable; provided, however, that no amendment shall become effective without shareholder approval if such shareholder approval is required by law, rule or regulation, and in no event shall the Plan be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act or the rules thereunder. No amendment of the Plan shall materially and adversely affect any right of any participant with respect to any Option theretofore granted without such participant's written consent.

     9. TERMINATION. This Plan shall terminate upon the earlier of the following dates or events to occur upon the adoption of a resolution of the Board terminating the Plan or ten years from the date the Plan is initially approved and adopted by the shareholders of the Company. No termination of the Plan shall materially and adversely affect any of the rights or obligations of any person, without his consent, under any Option theretofore granted under the Plan.

     10. EFFECTIVE DATE OF PLAN. The Plan will become effective as of the effective date of the "Grand Distribution" as such term is defined with reference to the Agreement and Plan of Merger by and among Hilton Hotels Corporation, Park Place Entertainment Corporation, Gaming Acquisition Corporation, Lakes Gaming, Inc. and Grand Casinos, Inc. Dated as of June 30, 1998 and Distribution Agreement by and between Grand Casinos, Inc. and Lakes Gaming, Inc.

                                                (LAKES ENTERTAINMENT, INC. LOGO)


                                                         ANNUAL MEETING
                                                  Doubletree Park Place Hotel
                                                   1500 Park Place Boulevard
                                                     Minneapolis, Minnesota

                                                         JUNE 11, 2004
                                                            3:00 P.M.




LAKES ENTERTAINMENT, INC.
FOR ANNUAL MEETING OF SHAREHOLDERS-- JUNE 11, 2004                         PROXY
--------------------------------------------------------------------------------

      The undersigned, a shareholder of Lakes Entertainment, Inc., hereby appoints Lyle Berman and Timothy J. Cope, and each of them, as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote, at the Annual Meeting of Shareholders of Lakes Entertainment, Inc. to be held at the Doubletree Park Place Hotel, 1500 Park Place Boulevard, Minneapolis, Minnesota on June 11, 2004 at 3:00 p.m., and at any and all adjournments thereof, as specified below on the matters referred to and in their discretion upon any other matters brought before the meeting, with all the powers which the undersigned would possess if personally present.

      The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement relating to the Annual Meeting of Shareholders.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

When properly executed, this proxy will be voted on the proposals set forth herein as directed by the shareholder, but if no direction is made in the space provided, this proxy will be voted FOR the election of all nominees for director, FOR the proposed amendments to the Lakes Entertainment, Inc. 1998 Stock Option and Compensation Plan, FOR the proposed amendments to the Lakes Entertainment, Inc. 1998 Director Stock Option Plan and FOR ratification of the appointment of Deloitte & Touche.


                      See reverse for voting instructions.

                             - Please detach here -
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  THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR ALL NOMINEES, FOR
            THE PROPOSED AMENDMENTS TO THE LAKES ENTERTAINMENT, INC.
    1998 STOCK OPTION AND COMPENSATION PLAN, FOR THE PROPOSED AMENDMENTS TO
        THE LAKES ENTERTAINMENT, INC. 1998 DIRECTOR STOCK OPTION PLAN AND
          FOR RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS.

1.  Election of directors:  01 LYLE BERMAN        02 TIMOTHY J. COPE   03 MORRIS GOLDFARB  [ ] FOR all nominees   [ ] WITHHOLD
                            04 RONALD J. KRAMER   05 RAY MOBERG        06 NEIL I. SELL         (except as marked      vote for all
                                                                                               to the contrary        nominees
                                                                                               below)                 listed

                                                                                            ----------------------------------------
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
THAT NOMINEE'S NAME IN THE BOX PROVIDED TO THE RIGHT.)
                                                                                            ----------------------------------------

2.  To approve the proposed amendments to the Lakes Entertainment, Inc. 1998
    Stock Option and Compensation Plan.                                                     [ ]  For    [ ]  Against   [ ]   Abstain

3.  To approve the proposed amendments to the Lakes Entertainment, Inc. 1998
    Director Stock Option Plan.                                                             [ ]  For    [ ]  Against   [ ]   Abstain

4.  To ratify the appointment of Deloitte & Touche LLP as independent auditors
    of the Company for 2004.                                                                [ ]  For    [ ]  Against   [ ]   Abstain

5. Upon such other business as may properly come before the meeting or any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL NOMINEES IN ITEM 1, FOR THE PROPOSED AMENDMENTS TO THE LAKES ENTERTAINMENT, INC. 1998 STOCK OPTION AND COMPENSATION PLAN, FOR THE PROPOSED AMENDMENTS TO THE LAKES ENTERTAINMENT, INC. 1998 DIRECTOR STOCK OPTION PLAN AND FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE.

Address Change? Mark Box Indicate changes below: [ ]                                        Dated:                            , 2004
                                                                                                  ----------------------------

                                                                                            ----------------------------------------



                                                                                            ----------------------------------------

                                                                                            Signature(s) in Box
                                                                                            (Shareholder must sign exactly as the
                                                                                            name appears at left. When signed as a
                                                                                            corporate officer, executor,
                                                                                            administrator, trustee, guardian, etc.,
                                                                                            please give full title as such. Both
                                                                                            joint tenants must sign.)